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EXHIBIT 99.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Engineered Support Systems, Inc. (the "Company") on Form 10-K for the year ended October 31, 2002 (the "Report"), I, Gary C. Gerhardt, Vice Chairman - Administration and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2003


By: /s/ Gary C. Gerhardt
    ------------------------------------
    GARY C. GERHARDT
    Vice Chairman - Administration and Chief Financial Officer


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